UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2008

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.02 Termination of a Material Definitive Agreement	3
Item 2.01 Completion of Acquisition or Disposition of Assets	3
Item 2.03(a) Creation of a Direct Financial Obligation	3
Item 7.01 Regulation FD Disclosure	4

SIGNATURES	5
EXHIBIT INDEX	6
EX-10.1: LOAN AGREEMENT
EX-10.2: TERM NOTE
EX-10.3: REVOLVING NOTE
EX-10.4: SWAP CONFIRMATION
EX-99.1: PRESS RELEASE

Item 1.02 Termination of a Material Definitive Agreement

On August 22, 2008 the Company entered into a Loan Agreement dated as of August 22, 2008 and a Swap Agreement as further described in Item 2.03 herein. Proceeds from the Loan Agreement were used to retire the Company’s prior existing loan from Abelco Finance LLC. The loan from Ableco Finance LLC was previously disclosed in the Company’s 8k filing dated March 19, 2006 and subsequent 8k filings of amendments thereto on September 6, 2007, October 4, 2007, March 11, 2008 and June 6, 2008. Payoff amount of Ableco Finance LLC loan was $26,788,726.80.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 22, 2008, GameTech International, Inc. (“GameTech” or the “Company”) closed on the acquisition of a 100,000 square foot building in southwest Reno, Nevada to be used as the Company’s new headquarters. The transaction was completed pursuant to the previously announced purchase agreement, filed in the Company’s 8k filing dated June 6, 2008 and subsequent 8k filings of amendments thereto on June 6, 2008 and August 1, 2008. Pursuant to the agreement, GameTech acquired the building for an aggregate purchase price of $7.2 million. GameTech will invest an additional $2.3 million in improvements to the interior of the building.

The Company has financed the acquisition with a $2 million revolving line of credit and a $38 million term loan through a syndicated agreement with U.S. Bank N. A. and Bank of the West described in Item 2.03 below. Funds from the loan were also used to retire the Company’s prior existing loan from Abelco Finance LLC.

The description of the asset purchase agreement set forth above is qualified in its entirety by reference to the full text of the asset purchase agreement, which is filed as Exhibit 2.1 to this report and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation.

(a) On August 22, 2008, the Company entered into a Loan Agreement dated as of August 22, 2008 and a Swap Agreement with the lenders named therein. U.S. Bank N. A. serves as the Collateral Agent and Administrative Agent. The Loan Agreement provides for a $38 million term loan (“Term Loan”) and a $2 million revolving credit facility (“Revolving Credit Facility”). In connection with the closing of the acquisition of the prior noted building, establishing a construction escrow account for the interior improvements of the building and retirement of the Company’s prior existing loan from Abelco Finance LLC the Company borrowed $38 million pursuant to the term loan provisions.

The principal amount of the Term Loan is due and payable in full on August 31, 2013 and the principal is payable in quarterly installments of $1,117,647.06 each with the accrued unpaid interest due and on September 30, 2008 and on the last day of each succeeding month thereafter until all principal and accrued interest is paid.

The Revolving Credit Facility provides for borrowings up to $2 million All amounts outstanding on the Revolving Credit Facility are due on August 31, 2010. The Revolving Credit Facility bears interest at the Company’s option at the Base Rate or the 1, 2, 3, 6 or 12 month LIBOR plus 2% . Base Rate” means the higher of (i) the prime rate announced and (ii) the Federal Funds Rate plus .50%.

The Loan Agreement is secured by a first priority security interest in substantially all of the Company’s existing and future assets. The Loan Agreement will also be guaranteed by all of the Company’s subsidiaries, which guarantee will be secured by a first priority security interest in substantially all of the guarantors’ existing and future assets.

The Loan Agreement contains numerous affirmative and negative covenants, including restrictions on liens, limitations on indebtedness, prohibitions on fundamental changes, restrictions on investments, prohibition of dividends or redemptions and limitations on capital expenditures. The Company must maintain Liquidity Requirements, as defined, of at least $2.25 million. The Loan Agreement also contains specified financial covenants, including a leverage ratio, fixed charge coverage ratio and EBITDA ratio. Upon an event of default, the lenders under the Loan Agreement can accelerate all obligations under the agreement and terminate the revolving credit commitment.

In connection with the Loan Agreement, the Company also entered into an interest rate swap agreement with U.S. Bank N. A. which exchanged the variable interest rate of the term loan for a fixed interest rate of 3.99% per annum effective August 22, 2008 through the maturity of the term loan plus a floating interest rate of 2.47188%.

The description of the Loan Agreement set forth above is qualified in its entirety by reference to the full text of the Loan Agreement, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On August 22, 2008, the Company issued the press release attached hereto as Exhibit 99.1, announcing the completion of the acquisition of a new headquarters building and retirement of the Company’s prior existing loan from Abelco Finance LLC.

Item 9.01(d) Exhibits.

10.1 – Loan Agreement, dated August 22. 2008, by and among GameTech International, Inc. and the lenders named therein, and U.S. Bank N. A., as collateral agent and administrative agent.

10.2 Term Note, dated August 22. 2008, by and among GameTech International, Inc. and the lenders named therein, and U.S. Bank N. A., as collateral agent and administrative agent.

10.3 Revolving Note, dated August 22. 2008, by and among GameTech International, Inc. and the lenders named therein, and U.S. Bank N. A., as collateral agent and administrative agent.

10.4 Swap Confirmation, dated August 25. 2008, by and among GameTech International, Inc. and U.S. Bank N.A.

99.1 – Press release issued by GameTech International, Inc. dated August 22, 2008 announcing the completion of the new headquarters purchase and entry into a new loan agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

By:	/s/ Marcia Martin
Marcia Martin
Chief Financial Officer and Treasurer

Dated: August 28, 2008

EXHIBIT INDEX

10.1 – Loan Agreement, dated August 22. 2008, by and among GameTech International, Inc. and the lenders named therein, and U.S. Bank N. A., as collateral agent and administrative agent.

10.2 Term Note, dated August 22. 2008, by and among GameTech International, Inc. and the lenders named therein, and U.S. Bank N. A., as collateral agent and administrative agent.

10.3 Revolving Note, dated August 22. 2008, by and among GameTech International, Inc. and the lenders named therein, and U.S. Bank N. A., as collateral agent and administrative agent.

10.4 Swap Confirmation, dated August 25. 2008, by and among GameTech International, Inc. and U.S. Bank N.A.

99.1 – Press release issued by GameTech International, Inc. dated August 22, 2008 announcing the completion of the new headquarters purchase and entry into a new loan agreement.